EXHIBIT 99.1

NEWS ANNOUNCEMENT	For Immediate Release

Contacts:
Media/Analyst Contact:	Investor Contact:
Terry Frechette, Topaz Partners	Cormac Glynn, CEOCast
781-388-7900, Ext 216	212-732-4300
tfrechette@topazpartners.com	cglynn@ceocast.com

GlowPoint Reports Fourth Quarter and Year-end 2003 Results

Company Initiatives Drive 50% Improvement in Gross Margins from Third Quarter
With Solid Revenue Growth

HILLSIDE, N.J., March 2, 2004 – Glowpoint, Inc. (NASDAQ:GLOW), the nation’s first and leading carrier-grade, IP-based video communications service provider, today announced financial results from continuing operations for the fourth quarter and year-end for the period ended December 31, 2003.

Summary Financial Results From Continuing Operations

(in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31, (2)

	2003	2002	2003	2002

Net revenue	$2,828	$1,716	$10,311	$5,599
Gross margin	153	(265)	249	2
Net loss (1)	$(5,259)	$(47,304)	$(22,439)	$(58,565)
Net loss per share, basic & diluted	$(0.18)	$(1.63)	$(0.76)	$(2.03)
EBITDA (2)	$(2,489)	$(2,256)	$(6,752)	$(6,237)

(1)	Net Loss includes discontinued AV and VS operations
(2)	Earnings before interest, taxes, depreciation and amortization (EBITDA) is considered a non-GAAP financial measure, but is provided to more clearly present the financial results that management uses to evaluate its business. Reconciliation of this non-GAAP financial measure to the most directly comparable financial measure reported in accordance with GAAP is presented in a separate section at the end of this press release. Investors should not consider this measure in isolation or as a substitute for operating income or any other measure for determining GlowPoint’s operating performance or liquidity that is calculated in accordance with GAAP.

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For the three months ended December 31, 2003, total revenue increased 65% to $2.8 million from $1.7 million in the three months ended December 31, 2002. Subscription and related revenue for the 2003 period rose 126% to* $2.1 million from $943,000 in the year-ago fourth quarter and 14% from the 2003 third quarter level of $1.9 million. Non-subscription revenue related to bridging, events and other one-time fees fell 10% to $695,000 from $773,000 in the year-ago fourth quarter, and was down 2% from the 2003 third quarter level of $712,000, reflecting holiday seasonality.

“Our fourth quarter demonstrates tangible results from our focus on our core subscription video communications business,” said David C. Trachtenberg, Chief Executive Officer and President of GlowPoint. “Revenue grew 10% sequentially, with December breaking the $1 million mark for the first time. Significantly, we generated new subscriber growth and lowered the cost of revenues, through operating improvements made over the quarter. Gross margins in the fourth quarter improved to 5.4%, from 3.6% in the third quarter. Variable gross margins also improved from 50.3% in the third quarter to 51%.”

Operating expenses for the three months ended December 31, 2003 rose to $4.4 million from $2.8 million in the three months ended December 31, 2002 and $3.1 million in the 2003 third quarter. The 2003 fourth quarter operating expenses include $637,000 of non-cash expense, in connection with the issuance of restricted stock and warrants as compensation and for financing and consulting activities; and $432,000 in severance and other one-time expenses. Excluding these items, operating expenses as a percentage of revenue were 119% in the 2003 fourth quarter, a 27% improvement from the 163% level in the 2002 fourth quarter and a 1% improvement from the 121% level in the 2003 third quarter.

Trachtenberg continued, “Our new product strategy designed to drive long term profitable growth was launched including a simpler pricing plan and annual contract, which has been well received. GlowPoint’s Q4 product realignment was designed to drive higher average variable gross margins for each new billable location on GlowPoint and more predictable revenue streams. The impact to our results should be increasingly evident in 2004 as the new products take hold in our distribution channels.”

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The following chart summarizes operating highlights of GlowPoint’s core subscription business:

	Q4 2003	Q4 2002	Y/Y % Change	Q3 2003	Q/Q % Change

Billable Subscriber Locations (1)	1,149	522	120%	989	16%
Average Billable Subscriber Locations (2)	1,087	410	165%	932	17%
Subscription and Related Revenue (in 000s)	$2,132	$943	126%	$1,869	14%
Non-Subscription Revenue (in 000s)	$695	$773	(10%)	$712	(2%)
Total Revenue (in 000s)	$2,827	$1,716	65%	$2,581	10%
Average Monthly Subscription Revenue Per Location (3)	$654	$766	(15%)	$668	(2%)
Number of Customers	271	153	77%	246	10%
Billable Subscriber Locations per Customer (4)	4.24	3.41	24%	4.02	5%
Subscriber Location Backlog (5)	91	307	(70%)	246	(63%)
Gross Margin	5.4%	(15.4%)	NA	3.6%	50%
Variable Gross Margin (6)	51.0%	41.7%	22%	50.3%	1%

(1)	Total number subscriber locations that were generating revenue for the Company, as of the last day in each period. Multiple endpoints or circuits can be linked to a billable subscriber location.
(2)	Calculated as a weighted average number of billable subscriber locations, based on the number of days a location was on the network during each respective period.
(3)	Calculated as subscription and related revenue divided by average billable subscriber locations, divided by three, then multiplied by 1,000.
(4)	Calculated as billable subscriber locations divided by the number of customers
(5)	Represents the Company’s estimate of billable subscriber locations under contract but not yet generating revenue for the Company, at the end of the periods shown. This estimate assumes no material changes that would precipitate a customer from canceling a contract. The Company can give no assurance as to whether these contracts will be executed. While the Company may, from time to time, issue updated guidance with respect to its subscriber location backlog, it assumes no obligation to do so.
(6)	Calculated by dividing revenues less variable costs of revenue by revenue.

Subsequent to the end of the fourth quarter, the Company raised gross proceeds of $13.7 million through a private placement of its common stock and warrants with private investors. The proceeds are expected to be used for sales and marketing initiatives and have strengthened the balance sheet, giving customers, distributors and vendors confidence in the future of the Company. With the completion of the private placement, GlowPoint terminated its line of credit with JP Morgan Chase. The Company also converted $4.89 million from debt to preferred stock subsequent to the end of the quarter. The conversion leaves the Company debt free, other than customary payables.

“We believe the recent capital-raising activities and improvements to our balance sheet significantly improve GlowPoint’s operating flexibility and ability to accelerate growth,” Trachtenberg concluded. “With new products, new distribution partners and a healthy balance sheet, we are positioned to achieve the monthly run-rate necessary for the Company to break even from an operating perspective by the end of 2004.”

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The Company will hold a conference call later today to discuss these results. The call will take place from 5:00 p.m. to 6:00 p.m. EST. Mr. Trachtenberg, Christopher Zigmont, Chief Financial Officer and Mike Brandofino, Chief Technology Officer will host the call. Interested participants should call (800) 901-5213 or (617) 786-2962 and use pass code 92265231. There will be a playback available until March 16, 2004. To listen to the playback, please call (617) 801-6888 and use pass code 38929154.

This call is being webcast by CCBN and can be accessed at GlowPoint’s website at www.glowpoint.com. The webcast will also be distributed over CCBN’s Investor Distribution Network to both institutional and individual investors. Individual investors can listen to the call through CCBN’s individual investor center at www.companyboardroom.com or by visiting any of the investor sites in CCBN’s Individual Investor Network such as America Online’s Personal Finance Channel, Fidelity Investments(R) (Fidelity.com) and others. Institutional investors can access the call via CCBN’s password protected event management site, StreetEvents (www.streetevents.com). An online archive of the broadcast will be available through these websites through 11:59 p.m. Tuesday, March 16, 2004.

About GlowPoint

Glowpoint, Inc. (NASDAQ: GLOW) is the nation’s first and leading carrier-grade, IP-based video communications service provider. GlowPoint is a member of the Cisco Powered Network Program, and operates a video communications service featuring broadcast quality images with telephone-like reliability, features and ease-of-use. The GlowPoint network spans three continents. Our service carries over 8,000 video calls per month through the United States, Canada, Europe, South America and Asia. Since our network was built in 2000, GlowPoint has carried over 12.5 million video conferencing minutes in video calls. GlowPoint is headquartered in Hillside, New Jersey. To learn more about GlowPoint, visit us at www.GlowPoint.com.

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The statements contained herein, other than historical information, are or may be deemed to be forward-looking statements and involve factors, risks and uncertainties that may cause actual results in future periods to differ materially from such statements. These factors, risks and uncertainties include market acceptance and availability of new video communication services; the nonexclusive and terminable-at-will nature of sales agent agreements; rapid technological change affecting demand for the Company’s services; competition from other video communications service providers; and the availability of sufficient financial resources to enable the Company to expand its operations, as well as other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission.

GLOWPOINT, SCHEDULEPOINT PARTNERPOINT, CUSTOMERPOINT and GLOWPOINT WEBCASTING are service marks of Glowpoint, Inc. All other marks are trademarks or service marks of their respective owners.

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Glowpoint, Inc.
Consolidated Statements of Operations

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2003	2002	2003	2002

Net revenues	$2,827,781	$1,715,745	$10,310,744	$5,599,216

Cost of revenues	2,674,690	1,980,731	10,061,881	5,596,802

Gross margin	153,091	(264,986)	248,863	2,415

Operating expenses
Research and development	327,245	289,615	1,261,485	1,024,060
Selling	1,800,202	869,279	5,493,905	3,830,489
General and administrative	2,312,453	1,640,501	6,372,677	5,103,373
Restructuring	—	—	—	260,000
Impairment losses on long-lived assets	—	—	1,379,415	—

Total operating expenses	4,439,900	2,799,395	14,507,482	10,217,922

Loss from continuing operations	(4,286,809)	(3,064,381)	(14,258,619)	(10,215,507)

Other (income) expense
Amortization of deferred financing costs	236,579	16,224	376,596	122,680
Interest income	(316)	(3,599)	(7,000)	(71,644)
Interest expense	82,980	249,616	1,026,469	431,792
Amortization of discount on subordinated debentures	497,337	39,360	1,987,550	39,360

Total other expenses, net	816,580	301,601	3,383,615	522,188

Net loss from continuing operations	(5,103,389)	(3,365,982)	(17,642,234)	(10,737,695)

Loss from discontinued AV operations	—	(858,635)	(1,173,067)	(2,696,223)
Loss from discontinued VS operations	(155,961)	(42,943,395)	(3,623,637)	(44,844,385)
Loss from discontinued Voice operations	—	(135,541)	—	(286,880)
Gain on sale of discontinued Voice operation	—	—	—	—

Net loss attributable to common stockholders	$(5,259,350)	$(47,303,553)	$(22,438,938)	$(58,565,183)

Net loss from continuing operations per share:
Basic and diluted	$(0.17)	$(0.12)	$(0.60)	$(0.37)

Loss from discontinued operations per share:
Basic and diluted	$(0.01)	$(1.51)	$(0.16)	$(1.66)

Net loss attributable to common stockholders per share:
Basic and diluted	$(0.18)	$(1.63)	$(0.76)	$(2.03)

Weighted average number of diluted common shares
Basic and diluted	29,863,736	28,971,551	29,455,644	28,792,217

Glowpoint, Inc.
Consolidated Balance Sheets

	December 31, 2003	December 31, 2002

ASSETS
Current assets:

Cash and cash equivalents	$4,520,085	$2,762,215
Accounts receivable – net	2,305,552	1,277,891
Assets of discontinued AV operations	—	807,067
Assets of discontinued VSB operations	—	41,314,701
Other current assets	1,439,978	727,262

Total current assets	8,265,615	46,889,136

Furniture, equipment and leasehold improvements – net	13,024,055	11,512,415
Goodwill – net	2,547,862	2,547,862
Other assets	149,574	552,251

Total assets	$23,987,106	$61,501,664

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,368,484	$1,055,427
Accrued expenses	998,450	681,369
Liabilities of discontinued VSB operations	—	17,333,120
Current portion of capital lease obligations	131,182	—

Total current liabilities	3,498,116	19,069,916

Noncurrent liabilities:
Bank loan payable	—	5,845,516
Capital lease obligations, less current portion	34,972	—

Total noncurrent liabilities	34,972	5,845,516

Total liabilities	3,533,088	24,915,432

Commitments and contingencies

Subordinated debentures	4,888,000	4,888,000
Discount on subordinated debentures	(3,149,805)	(4,888,000)

Subordinated debentures, net	1,738,195	—

Stockholders’ Equity:
Preferred stock, $.0001 par value;
5,000,000 shares authorized, 0 shares issued and outstanding
Common stock, $.0001 par value; 100,000,000 authorized;
30,554,993 and 29,931,660 shares outstanding, respectively	2,992	2,893
Treasury stock, 39,891 shares at cost	(239,742)	(239,742)
Additional paid-in capital	135,700,804	131,132,374
Accumulated deficit	(116,748,231)	(94,309,293)

Total stockholders’ equity	18,715,823	36,586,232

Total liabilities and stockholders’ equity	$23,987,106	$61,501,664

Glowpoint, Inc.
Consolidated Statements of Cash Flows

	Twelve Months Ended December 31,
	2003	2002

Cash flows from Operating Activities:
Net loss	$(22,438,938)	$(58,565,183)
Adjustments to reconcile net loss to net cash provided (used) by operating activities:
Depreciation and amortization	5,449,595	5,023,835
Amortization of deferred financing costs	376,596	122,680
Amortization of discount on subordinated debentures	1,987,550	—
Non cash compensation	1,321,649	675,057
Impairment losses on goodwill	—	40,012,114
Impairment losses on long-lived assets	1,379,415	1,357,806
Discontinued operations	2,028,042	—
Loss on disposal of equipment	—	28,305
Increase (decrease) in cash attributable to changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable	(1,027,661)	10,029,925
Inventory	—	(2,401,306)
Net assets of discontinued AV operations	807,067	(807,067)
Net assets of discontinued VS operations	6,761,095	—
Other current assets	(2,147,440)	(3,689,790)
Other assets	52,151	(90,329)
Accounts payable	(1,360,383)	(3,247,953)
Accrued expenses	317,080	(1,009,341)
Deferred revenue	—	(27,009)
Other current liabilities	—	(1,465,049)

Net cash used by operating activities	(6,494,182)	(14,053,305)

Cash flows from Investing Activities:
Purchases of furniture, equipment and leasehold improvements	(2,399,297)	(4,745,933)
Proceeds from sale of furniture, equipment and leasehold improvements	—	15,000
Proceeds from sale of discontinued VS operation	16,233,312	—

Net cash provided (used) by investing activities	13,834,015	(4,730,933)

Cash flows from Financing Activities:
Proceeds from common stock offering	—	20,257,961
Proceeds (costs) of issuance of subordinated debentures	(249,355)	4,571,921
Exercise of warrants and options, net	630,935	371,494
Proceeds from bank loans	75,545,455	78,894,947
Payments on bank loans	(81,390,971)	(83,677,513)
Deferred financing costs	(26,070)	(505,074)
Payments on capital lease obligations	(91,957)	(56,734)

Net cash provided (used) by financing activities	(5,581,963)	19,857,002

Increase (decrease) in cash and cash equivalents	1,757,870	1,072,764

Cash and cash equivalents at beginning of period	2,762,215	1,689,451

Cash and cash equivalents at end of period	$4,520,085	$2,762,215

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$227,103	$182,176

Taxes	$—	$—

Non-cash financing and investing activities:
Equipment with costs totaling $258,110 was acquired under capital lease arrangements during the nine months ended September 30, 2003.

Wire One Technologies, Inc.
EBITDA Reconciliation
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,

	2003	2002	2003	2002

Net loss from continuing operations	$(5,103,389)	$(3,365,982)	$(17,642,234)	$(10,737,695)

Depreciation and amortization	1,232,188	402,997	5,449,595	3,342,493
Amortization of deferred financing costs	236,579	16,224	376,596	122,680
Amortization of discount on subordinated debentures	497,337	—	1,987,550	—
Non cash compensation	648,113	444,648	1,321,649	675,057
Impairment losses on fixed assets	—	—	1,379,415	—
Interest expense, net	—	246,017	374,865	360,148

EBITDA from continuing operations	(2,489,172)	(2,256,096)	(6,752,564)	(6,237,317)

EBITDA loss from discontinued AV operations	—	(858,635)	(1,173,067)	(2,696,223)
EBITDA gain/loss from discontinued VS operations	(80,044)	(42,133,725)	(603,459)	(43,163,043)
EBITDA loss from discontinued Voice operations	—	(135,541)	—	(286,880)

Total EBITDA	$(2,569,216)	$(45,383,997)	$(8,529,090)	$(52,383,463)

Wire One Technologies, Inc.
Summary Income Statement of Discontinued AV Operation
(Unaudited)

	Three Months Ended Dec 31,		Twelve Months Ended Dec 31,

	2003	2002	2003	2002

Net Revenues	$—	$3,500,000	$3,873,822	$17,260,642

Cost of revenues	—	3,323,286	3,856,476	15,205,653

Gross margin	—	176,714	17,346	2,054,989

Operating expenses
Selling	—	963,146	1,128,392	4,455,730
General and administrative	—	72,203	62,021	295,482

Total operating expenses	—	1,035,349	1,190,413	4,751,212

Loss from discontinued operations	$—	$(858,635)	$(1,173,067)	$(2,696,223)

Wire One Technologies, Inc.
Summary Income Statement of Discontinued VS Operation
(Unaudited)

	Three Months Ended Dec 31,		Twelve Months Ended Dec 31,

	2003	2002	2003	2002

Net revenues	$—	$18,288,283	$40,253,589	$77,148,861

Cost of revenues	—	14,246,869	30,445,864	56,024,472

Gross margin	—	4,041,414	9,807,725	21,124,389

Operating expenses
Selling	28,371	4,564,945	9,780,680	20,843,450
General and administrative	127,590	1,049,944	3,650,682	3,055,404
Restructuring	—	—	—	700,000
Impairment losses on goodwill	—	40,012,114	—	40,012,114
Impairment losses on long-lived assets	—	1,357,806	—	1,357,806

Total operating expenses	155,961	46,984,809	13,431,362	65,968,774

Loss from discontinued operations	$(155,961)	$(42,943,395)	$(3,623,637)	$(44,844,385)